    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 15, 2000
                                                           REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             BIOSPHERE MEDICAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                                             04-3216867
(State or Other Jurisdiction of                             (I.R.S. Employer
Incorporation or Organization)                           Identification Number)

1050 HINGHAM STREET, ROCKLAND, MASSACHUSETTS                     02370
  (Address of Principal Executive Offices)                     (Zip Code)

                            1997 STOCK INCENTIVE PLAN
                            (Full Title of the Plan)

                                JOHN M. CARNUCCIO
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             BIOSPHERE MEDICAL, INC.
                               1050 HINGHAM STREET
                          ROCKLAND, MASSACHUSETTS 02370
                     (Name and Address of Agent for Service)

                                 (781) 681-7900
          (Telephone Number, Including Area Code, of Agent for Service)

                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------
          TITLE OF                                PROPOSED MAXIMUM      PROPOSED MAXIMUM
         SECURITIES               AMOUNT             OFFERING             AGGREGATE                 AMOUNT OF
           TO BE                  TO BE               PRICE               OFFERING                REGISTRATION
         REGISTERED             REGISTERED         PER SHARE               PRICE                       FEE
--------------------------------------------------------------------------------------------------------------------
       Common Stock,          1,850,000 shares       $12.25(1)            $22,662,500(1)          $5,983
      $0.01 par value
--------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) of the Securities Act of 1933, as amended.

                     STATEMENT OF INCORPORATION BY REFERENCE

         Except as otherwise set forth below, this Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8, File No. 333-28955, filed by BioSphere Medical, Inc. (f/k/a BioSepra Inc.) (the "Registrant") on June 11, 1997, the contents of the Registration Statement on Form S-8, File No. 333-58021, filed by the Registrant on June 29, 1998 and the contents of the Registration Statement on Form S-8, File No. 333-83639, filed by the Registrant on July 23, 1999, each relating to the Registrant's 1997 Stock Incentive Plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Rockland, Massachusetts, on this 16th day of November, 2000.


                                               BIOSPHERE MEDICAL, INC.

                                               By: /s/ John M. Carnuccio
                                                  ---------------------------
                                                  John M. Carnuccio
                                                  President and Chief Executive
                                                  Officer

                        POWER OF ATTORNEY AND SIGNATURES

         We, the undersigned officers and directors of BioSphere Medical, Inc. hereby severally constitute and appoint John M. Carnuccio and Robert M. Palladino, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the registration statement on Form S-8 filed herewith and any and all subsequent amendments to said registration statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable BioSphere Medical, Inc. to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said registration statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

           Signature                                            Title                            Date

/s/ John M. Carnuccio                           President, Chief Executive Officer and     November 16, 2000
------------------------------                  Director (Principal Executive Officer)
John M. Carnuccio


/s/ Robert M. Palladino                         Vice President and Chief Financial         November 16, 2000
------------------------------                  Officer (Principal Financial and
Robert M. Palladino                             Accounting Officer)


/s/ Jean-Marie Vogel
------------------------------                  Chairman and Director                      November 16, 2000
Jean-Marie Vogel


/s/ Timothy J. Barberich
------------------------------                  Director                                   November 16, 2000
Timothy J. Barberich


------------------------------                  Director                                   November 16, 2000
William M. Cousins, Jr.


/s/ Alexander M. Klibanov
------------------------------                  Director                                   November 16, 2000
Alexander M. Klibanov, Ph.D.


/s/ Paul A. Looney
------------------------------                  Director                                   November 16, 2000
Paul A. Looney


/s/ Riccardo Pigliucci
------------------------------                  Director                                   November 16, 2000
Riccardo Pigliucci


/s/ David P. Southwell
------------------------------                  Director                                   November 16, 2000
David P. Southwell

                                  EXHIBIT INDEX

 Exhibit
 NUMBER                             DESCRIPTION
3.1 (1)           Certificate of Incorporation, as amended, of the Registrant.

3.2 (1)           By-Laws of the Registrant.

4.1 (2)           Specimen certificate for shares of the Registrant's common stock.

5.1               Opinion of Hale and Dorr LLP.

23.1              Consent of Hale and Dorr LLP (included in Exhibit 5.1).

23.2              Consent of Arthur Andersen LLP.

24.1              Power of Attorney (included in page II-3).

-------------------------------------------------------------------------------
(1) Incorporated herein by reference from the Registrant's Registration Statement on Form S-8, dated June 10, 1996 (File No. 333-05621).

(2) Incorporated herein by reference from the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.